UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08266
                                                     ---------

                              The India Fund, Inc.
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               New York, NY 10166
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Simpson Thacher & Bartlett LLP
                              425 Lexington Avenue
                               New York, NY 10017
        -----------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-667-4939
                                                            ------------

                   Date of fiscal year end: December 31, 2004
                                            -----------------

                   Date of reporting period: December 31, 2004
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


ADVANTAGE ADVISERS, INC.

The India Fund, Inc.

Annual Report

December 31, 2004




THE INDIA FUND, INC.

The India Fund, Inc.

                                                               February 18, 2005


DEAR FUND SHAREHOLDER,

We are pleased to provide you with the audited financial statements of The India Fund, Inc. (the "Fund") for the fiscal year ended December 31, 2004.

The Fund's net asset value ("NAV") closed at $28.47 on December 31, 2004, representing an increase of 26.22% (after taking the Fund's dividends into account) from the Fund's NAV on December 31, 2003 which was $23.76. The Fund outperformed its benchmark, returning 26.22% versus the IFC Investable Index, which gained 22.84% during the same period.*

The Indian stock market finished 2004 as one of the top performers in Asia despite fears that the newly elected government would not last a full term and would shelve the economic reform agenda. Initial fears were mitigated by the strong performance of the new government in state elections and the implementation of a broader economic reform agenda. The market got a lift in the second half of the year as investors grew more confident of the government's commitment to accelerate growth, initiate reforms and increase infrastructure projects. The market was also boosted by record foreign investment inflows of over $8.5 billion for the year and record foreign exchange reserves passing the $130 billion mark.

Looking ahead, we believe that India will benefit from favorable conditions such as high consumer confidence, favorable liquidity, strong currency and upward pressure on wages. We believe these factors, in addition to a growing middle class, will continue to support domestic consumption.

Finally, following 2004's impressive second half rally, we believe valuations may not be as compelling as they were during the past year. Nevertheless, we strongly believe that the fundamental long-term outlook for India remains positive.

THE INDIA FUND, INC.


On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number, 800-421-4777.


Sincerely,

/s/ Bryan McKigney

Bryan McKigney
Chairman, President and Director

* Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund's or any other investment technique will be effective under all market conditions.

                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------

FUNDAMENTAL PERIODIC REPURCHASE POLICY

The Fund has adopted the following fundamental policy regarding periodic repurchases:

   a) The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

   b) 14 days prior to the last Friday of the Fund's first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

   c) The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the last Friday of the Fund's first and third fiscal quarters, or the next business day if such day is not a business day.

   d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.


(For further details, see Note E to the Financial Statements.)

--------------------------------------------------------------------------------

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
SCHEDULE OF INVESTMENTS

INDIA (100% OF HOLDINGS)
COMMON STOCKS (100.00% of holdings)

NUMBER                                                        PERCENT OF
OF SHARES         SECURITY                                     HOLDINGS              COST             VALUE
--------------------------------------------------------------------------------------------------------------
                  CEMENT                                        1.25%
    633,324       Gujarat Ambuja Cements Ltd ........................           $  4,212,970      $  5,850,270
    299,124       Ultratech Cemco Ltd ...............................              1,692,990         2,341,659
                                                                                ------------      ------------
                                                                                   5,905,960         8,191,929
                                                                                ------------      ------------
                  CHEMICALS                                     0.27%
    463,900       Tata Chemicals Ltd ................................              1,630,711         1,763,503
                                                                                ------------      ------------
                                                                                   1,630,711         1,763,503
                                                                                ------------      ------------
                  COMPUTER HARDWARE                             0.95%
    290,500       HCL Infosystems Ltd ...............................              4,448,880         5,506,602
    214,150       NIIT Technologies .................................                557,065           742,899
                                                                                ------------      ------------
                                                                                   5,005,945         6,249,501
                                                                                ------------      ------------
                  COMPUTER SOFTWARE & PROGRAMMING              17.70%
     95,436       Geodesic Information Systems Ltd+ .................                451,906         1,780,506
  1,561,728       Infosys Technologies Ltd ..........................             18,233,572        75,050,605
    195,782       KPIT Cummins Infosystems Ltd ......................              1,414,167         2,837,420
    432,100       Pantni Computer Systems Ltd+ ......................              3,279,956         3,813,553
  2,046,395       Satyam Computer Services Ltd ......................              8,643,556        19,296,465
    771,650       Wipro Ltd .........................................              8,055,046        13,277,989
                                                                                ------------      ------------
                                                                                  40,078,203       116,056,538
                                                                                ------------      ------------
                  COMPUTER TRAINING                             0.16%
    248,100       NIIT Ltd ..........................................                819,788         1,026,188
                                                                                ------------      ------------
                                                                                     819,788         1,026,188
                                                                                ------------      ------------
                  CONSULTING SERVICES                           1.09%
    233,594       Tata Consultancy Services .........................              5,118,563         7,176,554
                                                                                ------------      ------------
                                                                                   5,118,563         7,176,554
                                                                                ------------      ------------
                  CONSUMER NON-DURABLES                         6.64%
  3,769,401       Hindustan Lever Ltd ...............................             14,903,100        12,443,272
  1,032,745       ITC Ltd ...........................................             18,977,126        31,117,769
                                                                                ------------      ------------
                                                                                  33,880,226        43,561,041
                                                                                ------------      ------------

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
SCHEDULE OF INVESTMENTS (CONTINUED)

COMMON STOCKS (continued)

NUMBER                                                        PERCENT OF
OF SHARES         SECURITY                                     HOLDINGS              COST             VALUE
--------------------------------------------------------------------------------------------------------------
                  DIVERSIFIED INDUSTRIES                        9.23%
    569,632       Grasim Industries Ltd .............................           $  4,923,337      $ 17,328,108
    104,900       Nav Bharat Ferro Alloys Ltd .......................                657,642           875,977
  3,444,193       Reliance Industries Ltd ...........................             24,763,410        42,293,771
                                                                                ------------      ------------
                                                                                  30,344,389        60,497,856
                                                                                ------------      ------------
                  ELECTRICITY                                   0.83%
  2,695,800       National Thermal Power Corp .......................              3,657,322         5,417,026
                                                                                ------------      ------------
                                                                                   3,657,322         5,417,026
                                                                                ------------      ------------
                  ELECTRONICS & ELECTRICAL EQUIPMENT            5.76%
    551,972       Bharat Electronics Ltd ............................              5,625,699         8,317,038
  1,284,568       Bharat Heavy Electricals Ltd ......................              4,293,307        22,751,068
    501,392       Jyoti Structures Ltd ..............................                752,152         1,716,290
    268,000       Salora International Ltd ..........................              1,140,144         1,113,122
     94,849       Siemens India Ltd .................................              1,061,014         2,884,745
     70,500       Sterlite Industries (India) Ltd ...................                963,093           996,925
                                                                                ------------      ------------
                                                                                  13,835,409        37,779,188
                                                                                ------------      ------------
                  ENGINEERING                                   5.61%
    222,813       ABB Ltd ...........................................              1,908,619         4,972,415
    756,700       Bharat Earth Movers Ltd ...........................              4,756,323         5,965,518
    165,129       Gammon India Ltd ..................................              1,659,648         2,924,990
    160,004       Hindustan Construction Co .........................                816,808         1,409,375
  1,639,102       Jaiprakash Associates Ltd .........................              4,405,475         7,162,352
    327,536       Larsen & Toubro Ltd ...............................              3,851,555         7,399,134
    565,358       Thermax India Ltd .................................              1,934,139         6,984,064
                                                                                ------------      ------------
                                                                                  19,332,567        36,817,848
                                                                                ------------      ------------
                  EXTRACTIVE INDUSTRIES                         6.02%
    473,805       Hindalco Industries Ltd ...........................              8,225,027        15,551,529
  1,269,691       Oil and Natural Gas Corporation Ltd ...............             19,123,893        23,937,779
                                                                                ------------      ------------
                                                                                  27,348,920        39,489,308
                                                                                ------------      ------------
                  FERTILIZERS                                   0.20%
    440,560       Indo Gulf Fertilisers Ltd .........................                539,287         1,287,627
                                                                                ------------      ------------
                                                                                     539,287         1,287,627
                                                                                ------------      ------------

THE INDIA FUND, INC.



                                                               DECEMBER 31, 2004
SCHEDULE OF INVESTMENTS (CONTINUED)

COMMON STOCKS (continued)

NUMBER                                                        PERCENT OF
OF SHARES         SECURITY                                     HOLDINGS              COST             VALUE
--------------------------------------------------------------------------------------------------------------
                  FINANCE                                      15.35%
  7,553,000       Centurion Bank Ltd ................................           $    693,971      $  3,261,325
    329,535       Corporation Bank ..................................              1,837,402         2,674,866
  1,719,958       HDFC Bank Ltd .....................................              9,635,212        20,529,105
  1,459,040       Housing Development Finance Corporation Ltd .......             11,042,989        25,713,608
  1,839,279       ICICI Bank Ltd+ ...................................              5,090,329        15,686,973
    196,746       Jammu and Kashmir Bank Ltd ........................              1,239,078         1,736,633
    189,782       Kotak Mahindra Bank Ltd ...........................                836,775         1,240,765
    182,600       Lic Housing Finance Ltd ...........................                862,940           872,464
  1,759,133       State Bank of India ...............................              7,688,997        26,403,182
     45,550       State Bank of India GDR ...........................                525,435         1,662,575
    521,650       Vijaya Bank Ltd ...................................                677,937           874,217
                                                                                ------------      ------------
                                                                                  40,131,065       100,655,713
                                                                                ------------      ------------
                  FOOD                                          0.22%
  1,264,483       Sakthi Sugars Ltd .................................              1,287,139         1,442,796
                                                                                ------------      ------------
                                                                                   1,287,139         1,442,796
                                                                                ------------      ------------
                  HOTELS & LEISURE                              0.42%
    797,157       Hotel Leelaventure Ltd ............................                755,185         2,750,714
                                                                                ------------      ------------
                                                                                     755,185         2,750,714
                                                                                ------------      ------------
                  HOUSEHOLD APPLIANCES                          0.32%
    462,021       Voltas Ltd ........................................              1,247,925         2,107,632
                                                                                ------------      ------------
                                                                                   1,247,925         2,107,632
                                                                                ------------      ------------
                  MEDIA                                         0.41%
    523,600       Balaji Telefilms Ltd ..............................              1,168,345         1,451,433
    749,500       Pritish Nandy Communications Ltd ..................              1,870,991         1,239,684
                                                                                ------------      ------------
                                                                                   3,039,336         2,691,117
                                                                                ------------      ------------
                  PETROLEUM RELATED                             4.66%
          3       Bharat Petroleum Corporation Ltd ..................                     22                32
  1,298,500       Bongaigaon Refinery & Petrochemicals Ltd ..........              2,006,299         2,885,555
    735,678       Hindustan Petroleum Corporation Ltd ...............              4,260,498         6,777,986
  1,392,240       Indian Oil Corporation Ltd ........................              6,375,260        16,434,966
    456,229       Indian Petrochemicals Corporation Ltd .............              1,895,764         1,913,286
     61,300       Niko Resources Ltd ADR ............................              1,034,064         2,574,661
                                                                                ------------      ------------
                                                                                  15,571,907        30,586,486
                                                                                ------------      ------------

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
SCHEDULE OF INVESTMENTS (CONTINUED)

COMMON STOCKS (continued)

NUMBER                                                        PERCENT OF
OF SHARES         SECURITY                                     HOLDINGS              COST             VALUE
--------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS                               7.09%
     56,642       Biocon Ltd ........................................           $    643,036      $    662,452
    118,719       Dishman Pharmaceuticals Ltd .......................              1,270,102         1,715,103
    134,508       Dr. Reddy's Laboratories Ltd ......................              2,577,369         2,677,474
  1,011,500       FDC Ltd ...........................................              1,469,510         1,414,750
    165,735       Glaxosmithkline Pharmaceuticals Ltd ...............              1,592,881         2,933,247
    205,927       Lupin Ltd .........................................              2,979,310         3,221,784
    175,088       Matrix Laboratories ...............................              3,443,494         9,863,250
    492,513       Ranbaxy Laboratories Ltd ..........................              9,530,153        14,178,302
    507,400       Sun Pharmaceutical Industries Ltd .................              2,148,674         6,471,772
    415,800       Wockhardt Ltd .....................................              1,850,926         3,386,087
                                                                                ------------      ------------
                                                                                  27,505,455        46,524,221
                                                                                ------------      ------------
                  RETAIL STORES                                 0.39%
    397,400       SB&T International Ltd ............................                606,886           739,126
    132,757       Trent Ltd .........................................                467,324         1,795,747
                                                                                ------------      ------------
                                                                                   1,074,210         2,534,873
                                                                                ------------      ------------
                  STEEL                                         2.86%
    725,575       Jindal Stainless Ltd ..............................              1,539,672         1,503,895
     64,583       Jindal Steel & Power Ltd ..........................              1,271,106         1,333,928
    769,940       Kalyani Steels Ltd ................................              1,050,678         1,822,563
    154,700       Maharashtra Seamless Ltd ..........................                761,283         1,115,142
  1,462,391       Tata Iron and Steel Company Ltd ...................              6,689,849        12,967,072
                                                                                ------------      ------------
                                                                                  11,312,588        18,742,600
                                                                                ------------      ------------
                  TELECOMMUNICATIONS                            4.60%
  5,881,915       Bharti Tele-Ventures Ltd+ .........................             15,443,719        29,172,783
    272,938       Mahanagar Telephone Nigam Ltd .....................                839,249           972,581
                                                                                ------------      ------------
                                                                                  16,282,968        30,145,364
                                                                                ------------      ------------
                  TELECOMMUNICATIONS EQUIPMENT                  0.00%
          1       Shyam Telecom Ltd+ ................................                     14                 2
                                                                                ------------      ------------
                                                                                          14                 2
                                                                                ------------      ------------
                  TEXTILES-COTTON                               1.15%
    403,200       Arvind Mills Ltd+ .................................              1,037,638         1,227,131
    471,800       Mahavir Spinning Mills Ltd ........................              1,962,312         3,153,473
    171,326       Sintex Industries Ltd .............................                501,563         1,494,324
    549,567       Welspun India Ltd .................................              1,221,821         1,652,367
                                                                                ------------      ------------
                                                                                   4,723,334         7,527,295
                                                                                ------------      ------------

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
SCHEDULE OF INVESTMENTS (CONCLUDED)

NUMBER                                                        PERCENT OF
OF SHARES         SECURITY                                     HOLDINGS              COST             VALUE
--------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION                                1.27%
    394,751       Container Corporation of India Ltd ................           $  2,160,483      $  8,336,357
                                                                                ------------      ------------
                                                                                   2,160,483         8,336,357
                                                                                ------------      ------------
                  VEHICLE COMPONENTS                            1.09%
  1,738,000       Amtek Auto Ltd ....................................              4,193,599         7,116,724
                                                                                ------------      ------------
                                                                                   4,193,599         7,116,724
                                                                                ------------      ------------
                  VEHICLES                                      4.46%
    478,537       Hero Honda Motors Ltd .............................              3,918,517         6,286,921
    919,735       Mahindra & Mahindra Ltd ...........................              9,506,832        11,520,490
    869,725       Tata Motors Ltd ...................................              6,869,605        10,106,777
    112,200       Tata Motors Ltd ADR ...............................              1,001,160         1,337,424
                                                                                ------------      ------------
                                                                                  21,296,114        29,251,612
                                                                                ------------      ------------
                  TOTAL COMMON STOCKS ...............................            338,078,612       655,727,613
                                                                                ------------      ------------

PREFERRED STOCK (0.00% of holdings)
                  ENGINEERING                                   0.00%
  1,248,400       Thermax India Ltd Preference Shares+ ..............                      0            25,847
                                                                                ------------      ------------
                                                                                           0            25,847
                                                                                ------------      ------------
                  TOTAL PREFERRED STOCK .............................                      0            25,847
                                                                                ------------      ------------
                  TOTAL INDIA                                                    338,078,612       655,753,460
                                                                                ------------      ------------
                  TOTAL INVESTMENTS** ........................100.00%           $338,078,612      $655,753,460
                                                                                ============      ============

-------------
FOOTNOTES AND ABBREVIATIONS
                  ADR - American Depository Receipts
                  GDR - Global Depository Receipts
               +  Non income producing.
               ** Aggregate cost for federal income tax purposes is
                    $339,981,186.
                  The aggregate gross unrealized appreciation (depreciation)
                    for all securities is as follows:

                        Excess of value over tax cost              $319,404,453
                        Excess of tax cost over value                (3,632,179)
                                                                   ------------
                                                                   $315,772,274
                                                                   ============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments, at value  (Cost $338,078,612) ...........................................       $ 655,753,460
Cash (including Indian Rupees of $20,742,588 with a cost of $20,617,285) .............          21,989,650
Receivables:
     Dividends and reclaims net of excess taxes withheld .............................             862,841
     Interest ........................................................................                 689
     Securities sold .................................................................           2,912,284
Prepaid expenses .....................................................................             433,569
                                                                                             -------------

                  TOTAL ASSETS .......................................................         681,952,493
                                                                                             -------------
LIABILITIES
Distribution Payable .................................................................          34,414,282
Payable for securities purchased .....................................................           1,683,841
Due to Investment Manager ............................................................             591,417
Accrued Custodian fees ...............................................................              73,379
Due to Administrator .................................................................             114,300
Accrued expenses .....................................................................             403,122
                                                                                             -------------

                  TOTAL LIABILITIES ..................................................          37,280,341
                                                                                             -------------

                  NET ASSETS .........................................................       $ 644,672,152
                                                                                             =============



                  NET ASSET VALUE PER SHARE ($644,672,152/22,640,975
                  SHARES ISSUED AND OUTSTANDING) .....................................       $       28.47
                                                                                             =============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued (100,000,000 shares authorized)    $      34,007
Paid-in capital ......................................................................         460,635,809
Cost of 11,366,158 shares repurchased ................................................        (165,539,577)
Undistributed net investment income ..................................................           1,435,771
Accumulated net realized gain on investments .........................................          30,337,244
Net unrealized appreciation in value of investments, foreign currency holdings and on
   translation of other assets and liabilities denominated in foreign currency .......         317,768,898
                                                                                             -------------

                                                                                             $ 644,672,152
                                                                                             =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

                                                              FOR THE YEAR ENDED
STATEMENT OF OPERATIONS                                        DECEMBER 31, 2004

INVESTMENT INCOME
Dividends (net of Indian taxes withheld of $5,014) .................................          $ 10,694,443
                                                                                              ------------

                  TOTAL INVESTMENT INCOME ..........................................            10,694,443
                                                                                              ------------
EXPENSES
Management fees ..................................................        $5,979,694
Administration fees ..............................................         1,114,896
Custodian fees ...................................................           649,331
Legal fees .......................................................           452,355
Audit fees and tax fees ..........................................           183,210
Insurance ........................................................           160,843
Transfer agent fees ..............................................           115,000
Printing .........................................................            97,686
Directors' fees ..................................................            47,650
NYSE fees ........................................................            21,250
ICI fees .........................................................            12,482
Miscellaneous expenses ...........................................            54,768
                                                                          ----------

                  TOTAL EXPENSES ...................................................             8,889,165
                                                                                              ------------

                  NET INVESTMENT INCOME ............................................             1,805,278
                                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
CURRENCY:
Net realized gain on:
     Security transactions .........................................................           108,884,413
     Foreign currency related transactions .........................................               115,102
                                                                                              ------------
                                                                                               108,999,515
                                                                                              ------------
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in
   foreign currency ................................................................            29,701,635
                                                                                              ------------
Net realized and unrealized gain on investments, foreign currency holdings and
   translation of other assets and liabilities denominated in foreign currency .....           138,701,150
                                                                                              ------------

Net increase in net assets resulting from operations ...............................          $140,506,428
                                                                                              ============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       FOR THE YEAR         FOR THE YEAR
                                                                           ENDED                ENDED
                                                                     DECEMBER 31, 2004    DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income ...............................................   $  1,805,278         $ 2,883,008

Net realized gain on investments and foreign currency
     related transactions ...........................................    108,999,515          39,849,857

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
     liabilities denominated in foreign currency ....................     29,701,635         237,954,482
                                                                        ------------        ------------

Net increase in net assets resulting from operations ................    140,506,428         280,687,347
                                                                        ------------        ------------

DISTRIBUTION TO SHAREHOLDERS
Net investment income ($0.01 and $0.13 per share, respectively) .....       (226,410)         (3,046,584)
Long term capital gains ($1.51 and $0.00 per share, respectively) ...    (34,187,872)                 --
                                                                        ------------        ------------
Decrease in net assets resulting from distributions .................    (34,414,282)         (3,046,584)
                                                                        ------------        ------------

CAPITAL SHARE TRANSACTIONS
Shares repurchased under Tender Offer (including expenses of
     $70,586 at December 31, 2003) ..................................             --             (70,586)
Shares repurchased under Repurchase Offer (794,290 and
     4,135,635 shares, respectively) (net of repurchase fee of
     $368,126 and $1,459,052 respectively) including expenses
     of $193,142 and $103,667, respectively .........................    (18,231,335)        (71,597,216)
                                                                        ------------        ------------

Net decrease in net assets resulting from capital share transactions     (18,231,335)        (71,667,802)
                                                                        ------------        ------------

Total increase in net assets ........................................     87,860,811         205,972,961
                                                                        ------------        ------------

NET ASSETS
Beginning of period .................................................    556,811,341         350,838,380
                                                                        ------------        ------------
End of period (including undistributed net investment income
     of $1,435,771) .................................................   $644,672,152        $556,811,341
                                                                        ============        ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.


FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                  FOR THE YEAR    FOR THE YEAR     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR
                                                      ENDED           ENDED            ENDED           ENDED           ENDED
                                                  DEC. 31, 2004   DEC. 31, 2003    DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ...........        $ 23.76        $ 12.72           $ 11.93        $ 16.18        $ 23.21
                                                      -------        -------           -------        -------        -------
Net investment income (loss) .................           0.08 2         0.11 2            0.09           0.07          (0.16)
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency .......................           6.14          11.00              0.76          (4.29)         (7.27)
                                                      -------        -------           -------        -------        -------
Net increase (decrease) from
   investment operations .....................           6.22          11.11              0.85          (4.22)         (7.43)
                                                      -------        -------           -------        -------        -------
Less: Dividends and Distributions
   Dividends from:
     Net investment income ...................          (0.01)         (0.13)            (0.09)         (0.07)            --
     Long term capital gains .................          (1.51)            --                --             --             --
                                                      -------        -------           -------        -------        -------
Total dividends and distributions ............          (1.52)         (0.13)            (0.09)         (0.07)            --
                                                      -------        -------           -------        -------        -------
Capital share transactions
Anti-dilutive effect of Share
   Repurchase Program ........................           0.01           0.06              0.01           0.04           0.40
Anti-dilutive effect of Tender Offer .........             --             --              0.02             --             --
                                                      -------        -------           -------        -------        -------
Total capital share transactions .............           0.01           0.06              0.03           0.04           0.40
                                                      -------        -------           -------        -------        -------
Net asset value, end of year .................        $ 28.47        $ 23.76           $ 12.72        $ 11.93        $ 16.18
                                                      =======        =======           =======        =======        =======
Per share market value, end of year ..........       $29.6300       $25.2000          $10.5900       $ 9.5000       $12.0625

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE 1 .........................          23.51%        139.04%            12.36%        (20.69)%       (27.99)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ..........       $644,672       $556,811          $350,838       $366,491       $504,769
Ratios of expenses to average
   net assets ................................           1.64%          1.76%             1.73%          1.70%          1.59%
Ratios of net investment income
   (loss) to average net assets ..............           0.33%          0.72%             0.65%          0.57%         (0.75)%
Portfolio turnover ...........................          35.90%         33.89%            39.36%         16.06%         19.24%

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)


FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


1 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
2 Based on average shares outstanding.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS


NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Fund's investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


TAX STATUS. No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2004:

Ordinary income ...............................................................      $     226,410
Long term capital gains .......................................................         34,187,872
                                                                                     -------------
         Total ................................................................      $  34,414,282
                                                                                     =============

At December 31, 2004, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Book and tax ordinary income ..................................................      $   1,435,771
                                                                                     -------------
Tax basis capital gain .........................................   $ 32,239,818
Plus/less: cumulative timing differences -- wash sales .........     (1,902,574)
                                                                   ------------
Accumulated net realized gain on investments ..................................         30,337,244
                                                                                     -------------
Book unrealized foreign exchange loss .........................................            (31,253)
                                                                                     -------------
Book unrealized appreciation on foreign currencies ............................            125,303
                                                                                     -------------
Tax unrealized appreciation ....................................     315,772,274
Plus/less: cumulative timing differences -- wash sales .........       1,902,574
                                                                   -------------
Unrealized appreciation .......................................................        317,674,848
                                                                                     -------------
Net assets (excluding paid in capital) ........................................      $ 349,541,913
                                                                                     =============

The  differences   between  book  and  tax  basis  unrealized   appreciation  is
attributable to wash sales.


Net asset value ...............................................................      $ 644,672,152
Paid in capital ...............................................................       (295,130,239)
                                                                                     -------------
Net assets (excluding paid in capital) ........................................      $ 349,541,913
                                                                                     =============

During the year ended December 31, 2004, the Fund utilized $42,954,175 of prior year capital loss carryforwards.

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2004, the Fund reclassified $115,102 from accumulated net realized gains on investments to undistributed net investment income as a result of permanent book and tax differences relating primarily to realized foreign currency gains. Net assets were not affected by the reclassifications.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i)  value  of  investment  securities,   assets  and  liabilities  at  the
          prevailing rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES
AND DIRECTORS

Advantage Advisers, Inc. ("Advantage"), a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer &Co. Inc.
("Oppenheimer"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement dated June 5, 2003 (the "Management Agreement"). Imperial Investment Advisors Private Limited ("Imperial"), an Indian company and subsidiary of Oppenheimer and Advantage India, Inc., serves as the Fund's Country Adviser (the "Country Adviser") under the terms of an amended and restated advisory agreement dated October 26, 2004 (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser provides statistical and factual information and research regarding economic, political factors and investment opportunities in India to the Investment Manager. For their services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.10% of the Fund's average weekly net assets. For the year ended December 31, 2004, fees earned by the Investment Manager amounted to $5,979,694.

Oppenheimer, a registered investment adviser and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., serves as the Fund's Administrator (the "Administrator") pursuant to an administration agreement dated June 4, 2003. The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended December 31, 2004, these fees amounted to $1,087,217. The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2004, fees and expenses of the Mauritius Administrator amounted to $27,679.

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


On January 3, 2003, Oppenheimer acquired the U.S. brokerage business of CIBC World Markets Corp. ("CIBC WM"). Oppenheimer also acquired CIBC WM's U.S. asset management business. The acquisition was completed on June 4, 2003. In connection with the June 4, 2003 acquisition, a new investment management agreement and country advisory agreement dated June 4, 2003 was executed, having been previously approved by the Board of Directors of the Fund, including a majority of the independent Directors at a special meeting held on January 17, 2003 and by the stockholders of the Fund at the Fund's April 23, 2003 annual meeting of stockholders, as required by the 1940 Act.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $191,802,958 and $232,584,904 respectively, for the year ended December 31, 2004.

NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "tax treaty" or "treaty"). To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20.91%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund for taxes related to capital gains or dividends.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.


NOTE E: CAPITAL STOCK

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund's Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund's then-outstanding shares.

During the year ended December 31, 2004, the results of the semi-annual repurchase offer were as follows:


                                                              --------------------------------------------
                                                              REPURCHASE OFFER #2     REPURCHASE OFFER #3
----------------------------------------------------------------------------------------------------------
   Commencement Date                                          February 20, 2004       August 20, 2004
----------------------------------------------------------------------------------------------------------
   Expiration Date                                            March 12, 2004          September 10, 2004
----------------------------------------------------------------------------------------------------------
   Repurchase Offer Date                                      March 19, 2004          September 17, 2004
----------------------------------------------------------------------------------------------------------
   % of Issued and Outstanding Shares of Common Stock         0.6%                    2.8%
----------------------------------------------------------------------------------------------------------
   Shares Validly Tendered                                    132,437.366             661,852.704
----------------------------------------------------------------------------------------------------------
   Final Pro-ration Odd Lot Shares                            607.12                  989.70
----------------------------------------------------------------------------------------------------------
   Final Pro-ration Non-Odd Lot Shares                        131,830.166             652,393.000
----------------------------------------------------------------------------------------------------------
   % of Non-Odd Lot Shares Accepted                           11.12700%               1.78600%
----------------------------------------------------------------------------------------------------------
   Shares Accepted for Tender                                 132,437.366             661,852.704
----------------------------------------------------------------------------------------------------------
   Net Asset Value as of Repurchase Offer Date ($)            22.74                   23.26
----------------------------------------------------------------------------------------------------------
   Repurchase Fee per Share ($)                               0.4548                  0.4652
----------------------------------------------------------------------------------------------------------
   Repurchase Offer Price ($)                                 22.2852                 22.7948
----------------------------------------------------------------------------------------------------------
   Repurchase Fee ($)                                         60,232                  307,894
----------------------------------------------------------------------------------------------------------
   Expenses ($)                                               127,333                 65,809
----------------------------------------------------------------------------------------------------------
   Total Cost ($)                                             3,078,726               15,152,609
----------------------------------------------------------------------------------------------------------

THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the year ended December 31, 2003, the results of the semi-annual repurchase offer were as follows:


                                                            -------------------
                                                            REPURCHASE OFFER #1
-------------------------------------------------------------------------------
   Commencement Date                                        August 22, 2003
-------------------------------------------------------------------------------
   Expiration Date                                          September 12, 2003
-------------------------------------------------------------------------------
   Repurchase Offer Date                                    September 26, 2003
-------------------------------------------------------------------------------
   % of Issued and Outstanding Shares of Common Stock       15%
-------------------------------------------------------------------------------
   Shares Validly Tendered                                  17,530,127.5345
-------------------------------------------------------------------------------
   Final Pro-ration Odd Lot Shares                          139,149
-------------------------------------------------------------------------------
   Final Pro-ration Non-Odd Lot Shares                      3,996,486
-------------------------------------------------------------------------------
   % of Non-Odd Lot Shares Accepted                         22.97983%
-------------------------------------------------------------------------------
   Shares Accepted for Tender                               4,135,635
-------------------------------------------------------------------------------
   Net Asset Value as of Repurchase Offer Date ($)          17.64
-------------------------------------------------------------------------------
   Repurchase Fee per Share ($)                             0.3528
-------------------------------------------------------------------------------
   Repurchase Offer Price ($)                               17.2872
-------------------------------------------------------------------------------
   Repurchase Fee ($)                                       1,459,052
-------------------------------------------------------------------------------
   Expenses ($)                                             103,667
-------------------------------------------------------------------------------
   Total Cost ($)                                           71,597,216
--------------------------------------------------------------------------------


NOTE F: RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund's common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund's net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057 and the Fund incurred costs to date of $288,352.

Pursuant to an amended and restated management agreement that will become effective upon the consummation of the rights offering, the Fund shall pay the Investment Manager a monthly fee at an annual rate of: (i) 1.10% of the Fund's average weekly net assets up to and including $600,000,000 and (ii) 0.95% of the Fund's average weekly net assets in excess of $600,000,000.

                                                            THE INDIA FUND, INC.

                                                               DECEMBER 31, 2004
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


NOTE G: CONCENTRATION OF RISKS

At December 31, 2004, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2004, the Fund has a concentration of its investment in computer, finance, and diversified industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

THE INDIA FUND, INC.


Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE INDIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
February 14, 2005

                                                            THE INDIA FUND, INC.


RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders on April 28, 2004. At the meeting, stockholders elected each of the nominees proposed for election to the Fund's Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I.  ELECTION OF DIRECTORS

                                                        VOTES         NON-VOTING        TOTAL VOTING AND
         NOMINEE                     VOTES FOR        WITHHELD         SHARES          NON-VOTING SHARES
         -------                     ----------       --------        ----------       -----------------
         Lawrence K. Becker          16,222,267        137,841        6,942,720            23,302,828
         J. Marc Hardy               16,230,797        129,311        6,942,720            23,302,828
         Stephane R.F. Henry         16,231,583        128,525        6,942,720            23,302,828
         Bryan McKigney              16,237,881        122,227        6,942,720            23,302,828

At December 31, 2004, in addition to Lawrence K. Becker, J. Marc Hardy, Stephane R.F. Henry and Bryan McKigney, the other directors of the Fund were as follows:

         Leslie H. Gelb
         Luis F. Rubio
         Jeswald W. Salacuse

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund's toll free number at 1-800-421-4777 and at the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, 2005 is available after August 30, 2005, without charge, upon request, by calling the Fund's toll free number at 1-800-421-4777 and at the Securities and Exchange Commission website at http://www.sec.gov.


--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.
--------------------------------------------------------------------------------

THE INDIA FUND, INC.


INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The India Fund, Inc. (the "Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 421-4777.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                                                     TERM OF                                     OVERSEEN BY       OTHER
                                     POSITION      OFFICE 1 AND                                    DIRECTOR    TRUSTEESHIPS/
                                       WITH         LENGTH OF          PRINCIPAL OCCUPATION(S)    (INCLUDING   DIRECTORSHIPS
NAME, ADDRESS AND AGE                 FUND 1       TIME SERVED           DURING PAST 5 YEARS      THE FUND)   HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Lawrence K. Becker           Director, Member of   Since 2003     Private Investor, Real Estate       11      None
                             the Audit and                        Investment Management (July
8039 Harbor View Terrace     Nominating                           2003-Present); Vice President
Brooklyn, NY 11209           Committees, Class I                  - Controller/Treasurer,
                                                                  National Financial Partners
Age: 49                                                           (2000-2003); Managing Director
                                                                  - Controller/Treasurer,
                                                                  Oppenheimer Capital - PIMCO
                                                                  (1981-2000).
------------------------------------------------------------------------------------------------------------------------------------
Leslie H. Gelb               Director and Member   Since 1994     President Emeritus, The              2      Britannica.com;
                             of the Audit and                     Council on Foreign Relations                Director of 34
The Council on Foreign       Nominating                           (2003-Present); President, The              registered investment
Relations                    Committees, Class II                 Council on Foreign Relations                companies advised by
58 East 68th Street                                               (1993-2003); Columnist                      Salomon Brothers Asset
New York, NY 10021                                                (1991-1993), Deputy Editorial               Management ("SBAM").
                                                                  Page Editor (1985-1990) and
Age: 67                                                           Editor, Op-Ed Page
                                                                  (1988-1990), THE NEW YORK
                                                                  TIMES.
------------------------------------------------------------------------------------------------------------------------------------
J. Marc Hardy                Director and Member   Since 2002     Managing Director, Mainstream        1      None
                             of the Nominating                    Ltd. (independent financial
c/o Multiconsult Limited     Committee, Class III                 advisor) and Value Investors
De Chazal De Mee Building 10                                      Ltd. (private investment
Frere Felix de Valois Street                                      company).
Port Louis, Mauritius

Age: 50
------------------------------------------------------------------------------------------------------------------------------------

                                                            THE INDIA FUND, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                                                     TERM OF                                     OVERSEEN BY       OTHER
                                     POSITION      OFFICE 1 AND                                    DIRECTOR    TRUSTEESHIPS/
                                       WITH         LENGTH OF          PRINCIPAL OCCUPATION(S)    (INCLUDING   DIRECTORSHIPS
NAME, ADDRESS AND AGE                 FUND 1       TIME SERVED           DURING PAST 5 YEARS      THE FUND)   HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Stephane R.F. Henry          Director and Member   Since 2004     Managing Director, Premium           1      Boyer Allan
                             of the Nominating                    Asset Management Ltd.,                      India Fund Inc.
c/o Premium Asset            Committee                            (1998-present).
Management Ltd.
Jamalacs, Vieux Conseil
Street
Port Louis, Mauritius

Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Luis F. Rubio                Director and Member   Since 1999     President, Centro de                11      None
                             of the Audit and                     Investigacion para el
Jaime Balmes No. 11, D-2     Nominating                           Desarrollo, A.C. (Center of
Los Morales Polanco          Committees, Class II                 Research for Development)
Mexico, D.F. 11510                                                (2002-Present); Director
                                                                  General, Centro de
Age: 49                                                           Investigacion para el
                                                                  Desarrollo, A.C. (1984-2002);
                                                                  frequent contributor of op-ed
                                                                  pieces to THE LOS ANGELES
                                                                  TIMES and THE WALL STREET
                                                                  JOURNAL.
------------------------------------------------------------------------------------------------------------------------------------
Jeswald W. Salacuse          Director and          Since 1993     Henry J. Braker Professor of         2      Director of 34
                             Chairman of the                      Commercial Law, The Fletcher                registered investment
The Fletcher School of       Audit Committee                      School of Law & Diplomacy                   companies advised by
Law & Diplomacy              and Chairman of                      (1986-Present); Dean, The                   SBAM.
at Tufts University,         the Nominating                       Fletcher School of Law &
Medford, MA 02155            Committee, Class I                   Diplomacy, Tufts University
                                                                  (1986-1994).
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

THE INDIA FUND, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                                                     TERM OF                                     OVERSEEN BY       OTHER
                                     POSITION      OFFICE 1 AND                                    DIRECTOR    TRUSTEESHIPS/
                                       WITH         LENGTH OF          PRINCIPAL OCCUPATION(S)    (INCLUDING   DIRECTORSHIPS
NAME, ADDRESS AND AGE                 FUND 1       TIME SERVED           DURING PAST 5 YEARS      THE FUND)   HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Bryan McKigney               President, Director   Since 1999     Managing Director, Oppenheimer      11      None
                             and Chairman of the                  Asset Management Inc. (June
90 Broad Street              Board Class III                      2003-Present); Managing
New York, NY 10004                                                Director (2000-June 2003) and
                                                                  Executive Director
Age: 46                                                           (1993-2000), CIBC World
                                                                  Markets Corp.; Managing
                                                                  Director, CIBC Oppenheimer
                                                                  Advisers, L.L.C. and
                                                                  Advantage; President of the
                                                                  Asia Tigers Fund, Inc.; and
                                                                  formerly, Vice President and
                                                                  Division Executive, Head of
                                                                  Derivative Operations
                                                                  (1986-1993).
------------------------------------------------------------------------------------------------------------------------------------
                                              EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Alan E. Kaye                 Treasurer             Since 1999     Senior Vice President,              None    None
                                                                  Oppenheimer Asset Management
90 Broad Street                                                   Inc. since June 2003 and
New York, NY 10004                                                Executive Director (1995-June
                                                                  2003), CIBC World Markets
Age: 53                                                           Corp.; formerly, Vice
                                                                  President, Oppenheimer & Co.,
                                                                  Inc. (1986-1994).
------------------------------------------------------------------------------------------------------------------------------------
Deborah Kaback               Secretary             Since 2003     Senior Vice President and           None    None
                                                                  Senior Counsel, Oppenheimer
200 Park Avenue                                                   Asset Management Inc. since
24th Floor                                                        June 2003; Executive Director,
New York, NY 10166                                                CIBC World Markets Corp.
                                                                  (August 2001-June 2003); Vice
Age: 53                                                           President and Senior Counsel,
                                                                  Oppenheimer Funds Inc.
                                                                  (November 1999-August 2001);
                                                                  Senior Vice President and
                                                                  Deputy General Counsel,
                                                                  Oppenheimer Capital (April
                                                                  1989-November 1999).
------------------------------------------------------------------------------------------------------------------------------------

1  The Fund's Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class
   I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2006, year 2005, and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

The Fund's CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund's Form N-CSR filed with the SEC, for the period of this report.

                                                            THE INDIA FUND, INC.


DIVIDENDS AND DISTRIBUTIONS


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

                                                            THE INDIA FUND, INC.


DIVIDENDS AND DISTRIBUTIONS (CONCLUDED)


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 43027.

THE INDIA FUND, INC.


                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------
YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.





May 2003

THE INDIA FUND, INC.


INVESTMENT MANAGER:
Advantage Advisers, Inc.,
a subsidiary of Oppenheimer Asset
Management Inc.

ADMINISTRATOR:
Oppenheimer & Co. Inc.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Deutsche Bank AG




The Fund has adopted the Investment Manager's proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 421-4777 and by visiting the Securities and Exchange Commission's website at www.sec.gov.


The Fund files its complete schedule of portfolio holdings wih the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission's website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


ITEM 2. CODE OF ETHICS.

     (a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the "Code of Ethics") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) Not Applicable.

     (c) There have been no amendments during the period covered by this report to any provisions of the Code of Ethics.

     (d) The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

     (e) Not Applicable.

     (f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the registrant at its address at 200 Park Avenue, New York, NY 10166.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as a non-interested Director of the audit committee at a meeting of the board of directors held on October 23, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $95,550 for 2003 and $107,000 for 2004.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $65,265 for 2003 and $60,000 for 2004.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.



     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.


                           THE ASIA TIGERS FUND, INC.

                              THE INDIA FUND, INC.

                      AUDIT COMMITTEE PRE-APPROVAL POLICIES

                         As adopted on October 26, 2004

         The Audit Committee (the "Committee") of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a "Fund") must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund's independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant's independence. That evaluation will be based on several factors, including:

            o a review of the nature of the professional services expected to be provided;

            o the fees to be charged in connection with the services expected to be provided;

            o a review of the safeguards put into place by the accounting firm to safeguard independence; and

            o  periodic meetings with the accounting firm.

I.       POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND
         ------------------------------------------------------------------

         On an annual basis, the Fund's Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund's independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.

         In addition to the Committee's pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the "SEC").

         A.       AUDIT SERVICES

         The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

            o annual Fund financial statement audits (including applicable internal control reports);

            o  seed audits (related to new product filings, as required);

            o  semiannual financial statement reviews (if applicable); and

            o SEC and regulatory filings and consents issued in connection with any of the above;

         B.       AUDIT-RELATED SERVICES

         The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm's independence:

            o  accounting consultations;

            o  Fund merger support services;

            o  agreed-upon procedure reports;

            o  attestation reports;

            o SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

            o  comfort letters; and

            o internal control reports (other than issued pursuant to annual Fund financial statement audits).

         Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the "Investment Company Act"), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

         C.       TAX SERVICES

         The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund's independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm's independence:

            o federal, state and local income tax compliance as well as sales and use tax compliance;

            o  timely "regulated investment company" qualification reviews;

            o  tax distribution analysis and planning;

            o  tax authority examination services;

            o  tax appeals support services;

            o  accounting methods studies;

            o  Fund merger support services; and

            o  other tax consulting services and related projects.

         Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

         C.       PROSCRIBED SERVICES

         The Fund's independent accountants will not render services in the following categories of non-audit services:

            o bookkeeping or other services related to the accounting records or financial statements of the Fund;

            o  financial information systems design and implementation;

            o appraisal or valuation services, fairness opinions or contribution-in-kind reports;

            o  actuarial services;

            o  internal audit outsourcing services;

            o  management functions or human resources;

            o  broker/dealer, investment adviser or investment banking services;

            o  legal and other expert services unrelated to the audit; and

            o any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

II.      PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN
         --------------------------------------------------------------------
         THE INVESTMENT COMPANY COMPLEX
         ------------------------------

         The Committee will pre-approve annually any permitted non-audit services to be provided to Advantage Advisers, Inc. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the " Investment Manager") and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the "Service Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

         The Committee will also receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.

III.     DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT
         ----------------------------------------------------------------
         SERVICES
         --------

         With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:

         (1) The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund's independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

         (2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

         (3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $40,000 for 2003 and $50,000 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio, and Jeswald W. Salacuse.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                            ADVANTAGE ADVISERS, INC.

                               PROXY VOTING MANUAL

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


INTRODUCTION...................................................................1

CHAPTER 1  BOARD OF DIRECTORS..................................................2
         VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS..................3
         CHAIRMAN AND CEO ARE THE SAME PERSON..................................4
         INDEPENDENCE OF DIRECTORS.............................................5
         STOCK OWNERSHIP REQUIREMENTS..........................................6
         CHARITABLE CONTRIBUTIONS..............................................7
         DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION.........8
         SIZE OF THE BOARD....................................................10
         VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS...................11
         TERM OF OFFICE.......................................................12
         COMPENSATION DISCLOSURE..............................................13

CHAPTER 2  AUDITORS...........................................................14
         RATIFYING AUDITORS...................................................15

CHAPTER 3  TENDER OFFER DEFENSES..............................................16
         POISON PILLS.........................................................17
         GREENMAIL............................................................18
         SUPERMAJORITY VOTE...................................................19

CHAPTER 4  MERGERS AND CORPORATE RESTRUCTURING................................20
         CHANGING CORPORATE NAME..............................................21
         REINCORPORATION......................................................22

CHAPTER 5  PROXY CONTEST DEFENSES.............................................23
         BOARD STRUCTURE:  STAGGERED VS. ANNUAL ELECTIONS.....................24
         CUMULATIVE VOTING....................................................25
         SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING........................26
         SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD.....................27

CHAPTER 6  MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS......................28
         CONFIDENTIAL VOTING..................................................29
         SHAREHOLDER ADVISORY COMMITTEES......................................30
         FOREIGN CORPORATE MATTERS............................................31

         GOVERNMENT SERVICE LIST..............................................32

CHAPTER 7  SOCIAL AND ENVIRONMENTAL ISSUES....................................33
         ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES)...................34
         NORTHERN IRELAND (MACBRIDE PRINCIPLES)...............................35
         MAQUILADORA STANDARDS AND INTERNATIONAL OPERATIONS AND POLICIES......36
         EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION......................37
         ANIMAL RIGHTS........................................................38

CHAPTER 8  CAPITAL STRUCTURE..................................................39
         COMMON STOCK AUTHORIZATION...........................................40
         BLANK CHECK PREFERRED STOCK..........................................41
         PREEMPTIVE RIGHTS....................................................42
         STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS...........................43
         STOCK SPLITS.........................................................43
         REVERSE STOCK SPLITS.................................................44
         ADJUSTMENTS TO PAR VALUE OF COMMON STOCK.............................45
         DEBT RESTRUCTURINGS..................................................46

CHAPTER 9  EXECUTIVE AND DIRECTOR COMPENSATION................................47
         DIRECTOR COMPENSATION................................................48
         SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY.............49
         EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)...............................50
         OPTIONS EXPENSING....................................................51
         GOLDEN PARACHUTES....................................................52
         PROPOSAL TO BAN GOLDEN PARACHUTES....................................53
         OUTSIDE DIRECTORS' RETIREMENT COMPENSATION...........................54

CHAPTER 10  STATE OF INCORPORATION............................................55
         CONTROL SHARE ACQUISITION STATUTES...................................56
         OPT-OUT OF STATE TAKEOVER STATUTES...................................57
         CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS.........58

CHAPTER 11  CONFLICTS OF INTEREST.............................................59
         CONFLICTS............................................................60

CHAPTER 12  GOVERNANCE COMMITTEE AND PROXY MANAGERS...........................62
         GOVERNANCE COMMITTEE.................................................63
         PROXY MANAGERS.......................................................64

CHAPTER 13  SPECIAL ISSUES WITH VOTING FOREIGN PROXIES........................65
         SPECIAL ISSUES WITH VOTING FOREIGN PROXIES...........................66

CHAPTER 14  RECORD KEEPING....................................................67
         RECORD KEEPING.......................................................68

                                  INTRODUCTION
                                  ------------

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, Inc., (the "Adviser") is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

                                    CHAPTER 1

                               BOARD OF DIRECTORS

                           VOTING ON DIRECTOR NOMINEES
                           ---------------------------
                            IN UNCONTESTED ELECTIONS
                            ------------------------

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

     a) Company performance
     b) Composition of the board and key board committees
     c) Attendance at board meetings
     d) Corporate governance provisions and takeover activity

We may also consider:

     a) Board decisions concerning executive compensation
     b) Number of other board seats held by the nominee
     c) Interlocking directorships

VOTE RECOMMENDATION

                                                     It is our policy to vote IN
                                                     FAVOR of the candidates
                                                     proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

                      CHAIRMAN AND CEO ARE THE SAME PERSON
                      ------------------------------------

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

                            INDEPENDENCE OF DIRECTORS
                            -------------------------

     Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

VOTE RECOMMENDATION

                                                     It is our policy to vote
                                                     FOR proposals requesting
                                                     that a majority of the
                                                     Board be independent and
                                                     that the audit,
                                                     compensation and nominating
                                                     committees of the board
                                                     include only independent
                                                     directors.

                          STOCK OWNERSHIP REQUIREMENTS
                          ----------------------------

     Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals that
                                                     require director stock
                                                     ownership.

                            CHARITABLE CONTRIBUTIONS
                            ------------------------

     Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

VOTE RECOMMENDATION

                                                     (Shareholders Proposals)
                                                     Vote AGAINST proposals
                                                     regarding charitable
                                                     contribution.

     Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                      ------------------------------------
                            AND LIABILITY PROTECTION
                            ------------------------

     These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

     When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals that
                                                     eliminate entirely director
                                                     and officers' liability for
                                                     monetary damages for
                                                     violating the duty of care.

                                                     Vote AGAINST
                                                     indemnification proposals
                                                     that would expand coverage
                                                     beyond just legal expenses
                                                     to acts, such as
                                                     negligence, that are more
                                                     serious violations of
                                                     fiduciary obligations than
                                                     mere carelessness.

                                                     Vote FOR only those
                                                     proposals providing such
                                                     expanded coverage in cases
                                                     when a director's or
                                                     officer's legal defense was
                                                     unsuccessful if: a) the
                                                     director was found to have
                                                     acted in good faith, and b)
                                                     only if the director's
                                                     legal expenses would be
                                                     covered.

The following factors should be considered:

     1. The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

     2. Attracting and retaining the most qualified directors enhances shareholder value.

                                SIZE OF THE BOARD
                                -----------------

     Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

VOTE RECOMMENDATION

                                                     Vote FOR the board's
                                                     recommendation to increase
                                                     or decrease the size of the
                                                     board.

The following factors should be considered:

     1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

     2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

               VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS
               --------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

     1. management's track record

     2. background to the proxy contest

     3. qualifications of director nominees

                                 TERM OF OFFICE
                                 --------------

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION

                                                     Vote AGAINST shareholder
                                                     proposals to limit the
                                                     tenure of outside
                                                     directors.

The following factors should be considered:

     1. An experienced director should not be disqualified because he or she has served a certain number of years.

     2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

     3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE
                             -----------------------

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

VOTE RECOMMENDATION

                                                     (shareholders policy)
                                                     Vote AGAINST these
                                                     proposals that require
                                                     disclosure, unless we have
                                                     reason to believe that
                                                     mandated disclosures are
                                                     insufficient to give an
                                                     accurate and meaningful
                                                     account of senior
                                                     management compensation.

The following factors should be considered:

     1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

     2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

     3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

                               RATIFYING AUDITORS
                               ------------------

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

VOTE RECOMMENDATION

                                                     Vote FOR proposal to ratify
                                                     auditors.

The following factors should be considered:

     1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

     2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

     3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS
                                  ------------

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

VOTE RECOMMENDATION

                                                     Vote FOR shareholder
                                                     proposals asking that a
                                                     company submit its poison
                                                     pill for shareholder
                                                     ratification.

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding shareholder
                                                     proposals to redeem a
                                                     company's poison pill.

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding management
                                                     proposals to ratify a
                                                     poison pill.

                                    GREENMAIL
                                    ---------

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

VOTE RECOMMENDATION

                                                     Vote FOR proposals to adopt
                                                     anti Greenmail or bylaw
                                                     amendments or otherwise
                                                     restrict a company's
                                                     ability to make Greenmail
                                                     payments

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding
                                                     anti-Greenmail proposals
                                                     when they are bundled with
                                                     other charter or bylaw
                                                     amendments.

The following factors should be considered:

     1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE
                               ------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

VOTE RECOMMENDATIONS

                                                     Vote AGAINST management
                                                     proposals to require a
                                                     Supermajority shareholder
                                                     vote to approve mergers and
                                                     other significant business
                                                     combinations.

                                                     Vote FOR shareholder
                                                     proposals to lower
                                                     Supermajority vote
                                                     requirements for mergers
                                                     and other significant
                                                     business combinations.

The following factors should be considered:

     1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

     2. Supermajority vote may make action all but impossible.

     3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME
                             -----------------------

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

VOTE RECOMMENDATION

                                                     Vote FOR changing the
                                                     corporate name.

The following factors should be considered:

     1. A name of a corporation symbolizes its substance.

     2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

     3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION
                                 ---------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

VOTE RECOMMENDATION

                                                     Vote on a CASE-BY-CASE
                                                     basis, carefully reviewing
                                                     the new state's laws and
                                                     any significant changes the
                                                     company makes in its
                                                     charter and by-laws.

The following factors should be considered:

     1. The board is in the best position to determine the company's need to incorporate.

     2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

     3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
                 -----------------------------------------------

A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS

                                                     Vote AGAINST proposals to
                                                     classify the board. Vote
                                                     FOR proposals to repeal
                                                     classified boards and to
                                                     elect all directors
                                                     annually.

The following factors should be considered:

     1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING
                                -----------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals that
                                                     permit cumulative voting.

The following factors should be considered:

     1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

     2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

     3. Cumulative voting can allow a minority to have representation.

     4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING
                  ---------------------------------------------

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals to
                                                     restrict or prohibit
                                                     shareholder ability to call
                                                     special meetings.

                                                     Vote FOR proposals that
                                                     remove restrictions on the
                                                     right of shareholders to
                                                     act independently of
                                                     management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD
                ------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

VOTE RECOMMENDATIONS

                                                     Vote FOR proposal which
                                                     seek to fix the size of the
                                                     board.

                                                     Vote AGAINST proposals
                                                     which give management the
                                                     ability to alter the size
                                                     of the board without
                                                     shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING
                               -------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

VOTE RECOMMENDATIONS

                                                     Vote FOR shareholder
                                                     proposals requesting that
                                                     corporations adopt
                                                     confidential voting.

                                                     Vote FOR management
                                                     proposals to adopt
                                                     confidential voting.

The following factors should be considered:

     1. Some shareholders elect to have the board not know how they voted on certain issues.

     2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

     3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES
                         -------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals to
                                                     establish a shareholder
                                                     advisory committee.

The following factors should be considered:

     1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

     2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS
                            -------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

VOTE RECOMMENDATION

                                                     Vote FOR proposals that
                                                     concern foreign companies
                                                     incorporated outside of the
                                                     United States.

The following factors should be considered:

     1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

     2. The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST
                             -----------------------

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

VOTE RECOMMENDATION

                                                     Vote AGAINST these
                                                     proposals which request a
                                                     list of employees having
                                                     been employed by the
                                                     government.

The following factors should be considered:

     1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

     2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

     3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                         -------------------------------
                               (CERES PRINCIPLES)
                               ------------------

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     requesting that companies
                                                     sign the CERES Principles.

The following factors should be considered:

     1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                                ----------------
                              (MACBRIDE PRINCIPLES)
                              ---------------------

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

VOTE RECOMMENDATION

                                                     REFRAIN from voting on
                                                     proposals that request
                                                     companies to adopt the
                                                     MacBride Principles.

The following factors should be considered:

     1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                      INTERNATIONAL OPERATIONS AND POLICIES

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

VOTE RECOMMENDATION

                                                     ABSTAIN from providing a
                                                     Vote Recommendation on
                                                     proposals regarding the
                                                     Maquiladora Standards and
                                                     international operating
                                                     policies.

The following factors should be considered:

     1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                          ----------------------------
                               AND DISCRIMINATION
                               ------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

VOTE RECOMMENDATION

                                                     REFRAIN from voting on any
                                                     proposals regarding equal
                                                     employment opportunities
                                                     and discrimination.

The following factors should be considered:

     1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS
                                  -------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

VOTE RECOMMENDATION

                                                     REFRAIN from making Vote
                                                     Recommendations on
                                                     proposals regarding animal
                                                     rights.

The following factors should be considered:

     1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

     2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION
                           --------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

VOTE RECOMMENDATION

                                                     Vote CASE-BY-CASE on
                                                     proposals to increase the
                                                     number of shares of common
                                                     stock authorized for issue.

                                                     Vote AGAINST proposed
                                                     common share authorization
                                                     that increase existing
                                                     authorization by more then
                                                     100 percent unless a clear
                                                     need for the excess shares
                                                     is presented by the
                                                     company.

The following factors should be considered:

     1. Is this company going to make frequent business acquisitions over a period of time?

     2. Is the company expanding its operations?

     3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK
                           ---------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     authorizing the creation of
                                                     new classes of preferred
                                                     stock with unspecified
                                                     voting, conversion,
                                                     dividend distribution, and
                                                     other rights.

The following factors should be considered:

     1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS
                                -----------------

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     seeking preemptive rights.

The following factors should be considered:

     1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

     2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

                    STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
                    -----------------------------------------

                                  STOCK SPLITS
                                  ------------

The corporation requests authorization for a stock split.

VOTE RECOMMENDATION

                                                     Vote FOR management
                                                     proposal to authorize stock
                                                     splits unless the split
                                                     will result in an increase
                                                     of authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     split.

                              REVERSE STOCK SPLITS
                              --------------------

VOTE RECOMMENDATION

                                                     Vote FOR management
                                                     proposal to authorize
                                                     reverse stock split unless
                                                     the reverse stock split
                                                     results in an increase of
                                                     authorized but unissued
                                                     shares of more than 100%
                                                     after giving effect to the
                                                     shares needed for the
                                                     reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
                    ----------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

VOTE RECOMMENDATION

                                                     Vote FOR management
                                                     proposals to reduce the par
                                                     value of common stock.

The following factors should be considered:

     1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

     2. A corporation may be unable to raise capital if the par value is overstated.

                               DEBT RESTRUCTURINGS
                               -------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VOTE RECOMMENDATION

                                                     It is our policy to vote
                                                     CASE-BY-CASE on debt
                                                     restructuring.

The following factors should be considered:

     1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

     2. Change in Control - Will the transaction result in a change of control of the company?

     3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION
                              ---------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

VOTE RECOMMENDATION

                                                     Vote on a CASE-BY-CASE
                                                     basis for director
                                                     compensation.

The following factors should be considered:

     1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY
            --------------------------------------------------------

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

VOTE RECOMMENDATION

                                                   Vote on a CASE-BY-CASE basis.

The following factors should be considered:

     1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
                     --------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

VOTE RECOMMENDATION

                                                     Vote FOR proposals to adopt
                                                     share-based compensation
                                                     plans when the following
                                                     items are involved:

     1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

     2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

     3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                                     Vote AGAINST proposals
                                                     adopting share based
                                                     compensation plans when the
                                                     following items are
                                                     involved:

     1. Re-load options (new options issued for any exercised).

     2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING
                                -----------------

  Shareholder proposal to expense options.

VOTE RECOMMENDATION

                                                     It is our policy to vote
                                                     FOR proposals to expense
                                                     options.

                                GOLDEN PARACHUTES
                                -----------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

VOTE RECOMMENDATION

                                                     Vote FOR proposals which
                                                     seek to limit additional
                                                     compensation payments.

                                                     Vote FOR shareholder
                                                     proposals to have golden
                                                     parachutes submitted for
                                                     shareholder ratification.

The following factors should be considered:

     1. The stability of management may be affected by an attempted acquisition of the corporation.

     2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES
                        ---------------------------------

Based on the foregoing information:

VOTE RECOMMENDATION

                                                     We are FOR this proposal,
                                                     which essentially bans
                                                     golden parachutes, because
                                                     we feel management's
                                                     compensation should be
                                                     solely based on real-time
                                                     contributions to the
                                                     corporation while they are
                                                     serving it. Deferred
                                                     current compensation is
                                                     viewed differently than
                                                     future, contingent
                                                     compensation for current
                                                     services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION
                   ------------------------------------------

We believe that directors should only be compensated while serving the company.

VOTE RECOMMENDATIONS

                                                     Vote AGAINST proposals
                                                     establishing outside
                                                     directors' retirement
                                                     compensation.

                                                     Vote FOR proposals that
                                                     revoke outside directors'
                                                     retirement compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES
                       ----------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

VOTE RECOMMENDATION

                                                     Vote AGAINST proposals
                                                     which request the board to
                                                     seek shareholder approval
                                                     before committing to an
                                                     acquisition.

The following factors should be considered:

     1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

     2. Conforming to these requirements can be expensive.

     3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

     4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES
                       ----------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

VOTE RECOMMENDATION

                                                     Vote on a CASE-BY-CASE
                                                     basis for these proposals.

The following factors should be considered:

     1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

     2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

     3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

     4. Shareholders should have the final say on whether the company should be merged or acquired.

          CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS
          ------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

                                    CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:

     1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser or an investment banking relationship with Fahnestock & Co. Inc.

     2. A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

     3. An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.

If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

     1. Routine proxy proposals are presumed not to involve a material conflict of interest.

     2. Non-routine proxy proposals. Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D
----------------

     3. The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:

              a) Obtain instructions from the client on how to vote.

              b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

              c) Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

                              GOVERNANCE COMMITTEE
                              --------------------

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

                                 PROXY MANAGERS
                                 --------------

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

                   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
                   ------------------------------------------

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

     1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

     2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Advantage may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser's judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

     3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

     4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

                                   CHAPTER 14

                                 RECORD KEEPING

                                 RECORD KEEPING
                                 --------------

Advantage will maintain the following records:

     1. Copies of these policies

     2. A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

     3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

     4. A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

     5. A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

---------------------------------------------------------------------------------------------------------------------------
                          (A) TOTAL
                          NUMBER OF                    (C) TOTAL NUMBER OF SHARES (OR   (D) MAXIMUM NUMBER (OR APPROXIMATE
                         SHARES (OR     (B) AVERAGE      UNITS) PURCHASED AS PART OF    DOLLAR VALUE) OF SHARES (OR UNITS)
                           UNITS)      PRICE PAID PER    PUBLICLY ANNOUNCED PLANS OR    THAT MAY YET BE PURCHASED UNDER THE
        PERIOD            PURCHASED   SHARE (OR UNIT)             PROGRAMS                       PLANS OR PROGRAMS
--------------------   -------------  ---------------  -------------------------------  -----------------------------------
07/01/04 to 07/31/04        NONE            NONE                    NONE                               NONE
--------------------   -------------  ---------------  -------------------------------  -----------------------------------
08/01/04 to 08/31/04        NONE            NONE                    NONE                               NONE
--------------------   -------------  ---------------  -------------------------------  -----------------------------------
09/01/04 to 09/30/04    661,852.7044      $22.7948            661,852.7044 (1)                         NONE
--------------------   -------------  ---------------  -------------------------------  -----------------------------------
10/01/04 to 10/31/04        NONE            NONE                    NONE                               NONE
--------------------   -------------  ---------------  -------------------------------  -----------------------------------
11/01/04 to 11/30/04        NONE            NONE                    NONE                               NONE
--------------------   -------------  ---------------  -------------------------------  -----------------------------------
12/01/04 to 12/31/04        NONE            NONE                    NONE                               NONE
--------------------   -------------  ---------------  -------------------------------  -----------------------------------
Total                   661,852.7044      $22.7948              661,852.7044                           NONE
---------------------------------------------------------------------------------------------------------------------------

Footnote

(1) These shares were repurchased in connection with the Fund's regular, semi-annual repurchase offer announced on August 20, 2004 that expired on September 10, 2004. In connection with this repurchase offer, the Fund offered to repurchase up to 661,852.7044 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund's net asset value as of September 17, 2004.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of Ethics that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               The India Fund, Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bryan McKigney
                         ------------------------------------------------
                           Bryan McKigney, Director, President & Chairman (principal executive officer)

Date     February 23, 2005
    ---------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bryan McKigney
                         ------------------------------------------------
                           Bryan McKigney, Director, President & Chairman (principal executive officer)

Date     February 23, 2005
    ---------------------------------------------------------------------


By (Signature and Title)*  /s/ Alan Kaye
                         ------------------------------------------------
                           Alan Kaye, Treasurer
                           (principal financial officer)

Date     February 18, 2005
    ---------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.